Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents [text block]

16 Cash and cash equivalents

	At 31 December
(in USD million)	2019	2018

Cash at bank available	1,666	1,140
Time deposits	604	2,068
Money market funds	700	2,255
Interest bearing securities	1,656	1,590
Restricted cash, including margin deposits	552	501

Cash and cash equivalents	5,177	7,556

Restricted cash at 31 December 2019 and 2018 includes collateral deposits related to trading activities of USD 414 million and USD 365 million, respectively. Collateral deposits are related to certain requirements set out by exchanges where Equinor is participating. The terms and conditions related to these requirements are determined by the respective exchanges.